UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2019

COCA-COLA CONSOLIDATED, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-9286	56-0950585
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 Coca-Cola Plaza, Charlotte, NC		28211
(Address of Principal Executive Offices)		(Zip Code)

Registrant's Telephone Number, Including Area Code: (704) 557-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $1.00 Par Value	COKE	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for
complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07.Submission of Matters to a Vote of Security Holders.

(a)	On May 14, 2019, Coca‑Cola Consolidated, Inc. (the “Company”) held its 2019 annual meeting of stockholders (the “Annual Meeting”).

(b)

At the Annual Meeting, the Company’s stockholders (i) elected all 14 of the Company’s nominees for director to serve for a term of one year or until their successors are duly elected and qualified; (ii) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2019; and (iii) voted against a stockholder proposal to develop a recapitalization plan. Each of these proposals is further described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 25, 2019.

The final voting results for each of the proposals submitted to the Company’s stockholders at the Annual Meeting are as follows:

1.	Election of directors:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
J. Frank Harrison, III	48,781,525	1,743,599	991,511
Sharon A. Decker	49,423,407	1,101,717	991,511
Morgan H. Everett	49,281,237	1,243,887	991,511
Henry W. Flint	49,246,858	1,278,266	991,511
James R. Helvey, III	50,455,059	70,065	991,511
William H. Jones	50,466,530	58,594	991,511
Umesh M. Kasbekar	49,280,788	1,244,336	991,511
David M. Katz	48,699,329	1,825,795	991,511
Jennifer K. Mann	49,315,253	1,209,871	991,511
James H. Morgan	49,409,642	1,115,482	991,511
John W. Murrey, III	50,441,150	83,974	991,511
Sue Anne H. Wells	49,312,329	1,212,795	991,511
Dennis A. Wicker	49,407,074	1,118,050	991,511
Richard T. Williams	50,454,823	70,301	991,511

2.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2019:

Votes For	Votes Against	Abstentions	Broker Non-Votes
51,405,210	98,145	13,280	-

3.	Stockholder proposal to develop a recapitalization plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,089,935	47,414,007	21,182	991,511

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA CONSOLIDATED, INC.

Date: May 15, 2019	By:	/s/ E. Beauregarde Fisher III
E. Beauregarde Fisher III Executive Vice President, General Counsel and Secretary